UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________
FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 29, 2018

StoneMor Partners L.P.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-32270	80-0103159
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

3600 Horizon Boulevard Trevose, Pennsylvania	19053
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (215) 826-2800
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition.

On March 29, 2018, StoneMor Partners L.P. (the “Partnership”) issued a press release (the “Press Release”) announcing certain preliminary and unaudited financial results for the year ended December 31, 2017. A copy of the Press Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Item 2.02, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be incorporated by reference into any filing made by the Partnership pursuant to the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, other than to the extent that such filing incorporates any or all of such information by express reference thereto.

Item 7.01	Regulation FD Disclosure

On March 19, 2018, the Partnership filed a Form 12b-25 (the “Form 12b-25”) with the U.S. Securities and Exchange Commission (the “SEC”) indicating that, for the reasons set forth in the Form 12b-25, the Partnership was not able to file its Annual Report on Form 10-K for the fiscal year ended December 31, 2017 (the “2017 Form 10-K”) on or before March 16, 2018, the date on which such report initially was due. As a result, the Partnership has extended by 15 days the date on which the 2017 Form 10-K is due to be filed with the SEC pursuant to Rule 12b-25(b) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As a result of the Partnership’s filing of the Form 12b-25, the 2017 Form 10-K now is due to be filed with the SEC by April 2, 2018.

Under the Partnership’s revolving credit facility, the failure to deliver to the lenders the audited 2017 financial statements that will be included in the 2017 Form 10-K by April 2, 2018 would constitute an event of default. In addition, under such circumstances, the Partnership would likely not be able to deliver certain required compliance certificates under the revolving credit facility by April 2, 2018, which would be a separate event of default.

Pursuant to the indenture under which the Partnership’s 7.875% Senior Notes due 2021 (the “Notes”) were issued (the “Indenture”), the Partnership is required either to file the 2017 Form 10-K with the SEC or to furnish to the holders of the Notes (the “Holders”), with a copy to the trustee under the Indenture (the “Trustee”), the financial information that would be required to be contained in the 2017 Form 10-K, on or before April 2, 2018. The Partnership’s failure to comply with such obligations would constitute a breach of its covenants under the Indenture. Pursuant to the Indenture, the Partnership would have 120 days after written notice of any such breach has been given to the Partnership to cure such breach by filing the 2017 Form 10-K with the SEC. Even if it is unable to file the 2017 Form 10-K by April 2, 2018, the Partnership believes that it will be able to file the 2017 Form 10-K with the SEC within any such 120-day cure period. However, there can be no assurance that the Partnership will be able to file the 2017 Form 10-K with the SEC or otherwise furnish the information that would be contained therein to the Holders within such period.

If the Partnership does not file the 2017 Form 10-K by April 2, 2018, it is also likely to receive a notice from the New York Stock Exchange (the “Exchange”) of the procedures with which it must comply to correct this filing delinquency. These procedures will include the Partnership contacting the Exchange to discuss the status of the 2017 Form 10-K and issuing a press release regarding the filing delinquency. Although the Exchange’s guidelines provide for an initial six-month period in which to cure the filing delinquency, the Exchange reserves the right to commence suspension or delisting procedures at any time following a filing delinquency. There can be no assurance that the Partnership will be able to file the 2017 Form 10-K before the Exchange acts to suspend trading in or delist the Partnership’s common units.

As a result of the delays in the preparation and filing of (i) the Partnership’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016, which included amendments to the Partnership’s audited consolidated financial statements as of December 31, 2015, and for each of the two years in the period ended December 31, 2015, and (ii) the Partnership’s Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2017, June 30, 2017 and September 30, 2017, which included amendments to the Partnership’s unaudited condensed consolidated financial information for the three months ended March 31, 2016, June 30, 2016 and September 30, 2016, respectively, the Partnership’s independent registered public accountants have not completed their audit for the fiscal year ended December 31, 2017. The Partnership believes it is likely that the 2017 Form 10-K will not be completed in time for it to be filed by April 2, 2018.

In addition to the information described in Item 2.02 of this Current Report on Form 8-K and above in this Item 7.01, the Press Release also announced that the Partnership is working with its lenders to secure a waiver or other relief to extend the date by the 2017 Form 10-K must be filed. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1 incorporated by reference herein, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be incorporated by reference into any filing made by the Partnership pursuant to the Securities Act of 1933, as amended, or the Exchange Act, other than to the extent that such filing incorporates any or all of such information by express reference thereto.

Item 9.01	Financial Statements and Exhibits

(d)    Exhibits.

Exhibit Number	Description
99.1	Press Release dated March 29, 2018. **

** Furnished herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 30, 2018	STONEMOR PARTNERS L.P. By: StoneMor GP LLC its general partner
By: /s/ Mark L. Miller Mark L. Miller Chief Financial Officer and Senior Vice President